UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

Loomis Sayles Full Discretion Institutional

Securitized Fund

ANNUAL REPORT

OCTOBER 31, 2015

Table of Contents

Loomis Sayles Full Discretion Institutional Securitized Fund

The Fund files its complete portfolio of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-343-2029; and (ii) on the Commission’s website at http://www.sec.gov.

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Portfolio Objective

The investment objective of the Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”) is to provide current income and the potential for total return. The Manager looks to accomplish this objective by investing primarily in asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), non-agency residential mortgage-backed securities (RMBS) and agency mortgage-backed securities (MBS).

In purchasing securities for the Fund, the Manager uses a fundamental, top-down approach to evaluate sectors in the securitized market, to determine the sector allocation and to make the capital structure allocation decisions for the Fund. The Manager utilizes a bottom-up approach to the individual security selection process, aimed at assigning an independent credit rating to a security and determining its risk/return profile.

Market Review

Falling commodity prices and a strengthening US dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 50%. The US dollar generally advanced versus most currencies due to global divergences of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were the hardest hit.

In the second half of the period, the world’s two largest economies — the US and China — dominated the landscape. Investors generally expected the Federal Reserve (the Fed) to tighten monetary policy in September, but the Fed kept short-term rates unchanged due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets. Over the 12-month period, the 10-year US Treasury rate declined by 19 basis points, while the 30-year rate ended 14 basis points lower.

Residential real estate prices rose over the 12-month period, and the pace has been steady. Non-agency RMBS posted solid positive total and excess returns compared with Treasurys of similar duration (price sensitivity to interest rate changes). CMBS and ABS indexes also had a positive total return for the period, even as spreads widened slightly versus opening levels.

Portfolio Performance Discussion

The Merrill Lynch ABS & CMBS Index, a broad measure of the securitized credit market, posted a total return of 1.54% and an excess return of 0.26% over duration-matched Treasurys. The Fund generated a total return of 4.17%, outperforming the Index by 263 basis points during the annual period.

1

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Performance data shown represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. Performance for multi-year periods is annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The Fund’s inception date is 12/15/2011.

All indexes are unmanaged and do not incur fees. You may not invest directly in an index.

Strong security selection and sector allocation primarily accounted for the Fund’s positive excess return. Security selection in all sectors positively impacted results. Yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) positioning also had a slightly positive impact on performance. On a total return basis, RMBS contributed the most to Fund performance, while CMBS contributed the most to Index performance.

Non-agency RMBS, which comprised approximately 48% of the Fund on average, contributed the most to relative performance. Home prices from January through July were significantly stronger than in recent years, especially after seasonal adjustments. Through July, prices were up by approximately 6.6% in 2015, compared with a gain of 4.9% in all of 2014. The RMBS sector benefited most directly from the recovery in house prices because higher home prices generally lead to fewer defaults, faster prepayments and fewer loan losses on mortgages underlying RMBS. The Fund benefited from the relative overweight to RMBS and strong security selection in the sector.

The Fund’s ABS holdings posted a positive total and excess return due to strong security selection. The Fund’s longer duration compared to that of the Index aided performance as rates decreased. An underweight allocation also slightly benefited relative performance as the ABS sector underperformed the overall Index. The ABS sector currently has the lowest yield within the Index, but we continue to find opportunities in the sector and believe it has an important place in the Fund, given the sector’s short average life and high credit quality.

CMBS holdings also performed well during the period. Solid security selection positively contributed to relative performance as the Fund’s CMBS outperformed those in the Index on a duration-adjusted basis. This offset weakness from yield curve positioning and sector allocation. The Fund’s shorter-than-Index duration stance slightly weakened performance as rates decreased. Additionally, the Fund’s relative underweight to the sector weighed down performance as CMBS was the Index’s best-performing sector.

2

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

The Fund maintained an average effective duration nearly 0.12 years longer than that of the Index. Despite the rally in Treasurys during the period, our slightly longer duration stance had a minimal effect on the Fund’s results, as rates mostly decreased across the board.

Throughout the year, our allocations to the ABS, CMBS and RMBS sectors did not change by more than 10%. The Fund continued to have no allocation to agency MBS, as we believe the credit-sensitive sectors are more attractive for an unconstrained strategy.

Outlook

A key positive economic development has been the continued recovery in the US housing market. US home prices (based on the Case-Shiller 20-City Index) were up 13.4% in 2013, 4.4% in 2014, and are already up 5.3% in 2015. We believe US home prices can continue to increase due to growing demographic demand, tight housing supply and a slightly favorable affordability backdrop. We believe the recovery in construction and housing-related spending should provide support for US GDP growth, consumer sentiment and housing-related industries.

US HOME PRICE INDEX CHANGES, YEAR OVER YEAR (%)
	Case-Shiller 20-city Composite NSA Index	CoreLogic Combined Index
2012	6.94	8.79
2013	13.38	11.21
2014	4.40	4.92
July, 2015	5.25	6.64

Source: Case-Shiller NSA Index from Bloomberg, as of 10/15/2015. CoreLogic Combined Index from CoreLogic TrueStandings database, as of 10/15/2015.

Our outlook for the US economy in 2016 remains constructive. We believe US economic growth will be more robust, as labor market, household formation and housing construction continue to recover. These factors should help the US economy grow, compared with other developed economies. Economic risks include geopolitical tensions in Eastern Europe and Asia, and European financial concerns. In the second half of 2014 and through the first half of 2015, the US dollar strengthened, and oil prices declined. We view both developments as increasing the purchasing power of the US consumer, which should benefit fundamental performance of both consumer ABS and RMBS. However, lower oil prices may reduce employment in geographies that rely heavily on energy and mining.

3

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

We believe the Federal Reserve will seek to end its zero short-term interest rate policy in the fourth quarter of 2015 or the first quarter of 2016. However, we expect subsequent rate increases to be very gradual compared to previous cycles.

Given this outlook, we intend to maintain our risk stance and sector allocations. In the RMBS sector, we remain overweight senior, Prime and Alt-A, fixed-rate coupon securities. Because we believe continued strength in house prices is likely, we are also revisiting trades in sectors that would likely benefit from additional home price recovery, such as senior option adjustable-rate mortgages (ARMs).

Importantly, the price performance of securities similar to those held in the Fund was strongly correlated to the overall risk markets during 2011, 2012, 2013, 2014 and 2015. We would expect Fund performance, in absolute and relative terms, to be weaker in a risk-off environment.

Loomis, Sayles & Company, L.P.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Fund’s investments in certain debt securities issued or guaranteed by agencies of the US government are guaranteed as to the payment of principal and interest of the relevant entity but have not been backed by the full faith and credit of the US government. Investments in bonds can lose their value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. Mortgage-backed securities are subject to pre-payment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities. Foreign investments involve special risks including greater economic, political and currency fluctuation risks. The Fund is not diversified.

4

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Definition of Comparative Index

The BofA Merrill Lynch US ABS & CMBS Index tracks the performance of US dollar denominated investment grade fixed and floating rate asset backed securities and fixed rate commercial mortgage backed securities publicly issued in the US domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch) at least one year remaining term to final stated maturity and at least one month to the last expected cash flow. 144a securities qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Inverse floating rate, interest only and principal only tranches of qualifying deals are excluded from the Index as are all tranches of re-securitized and agency deals. Qualifying asset backed securities must have a fixed or floating rate coupon, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group greater than or equal to 10% of the original deal size and a minimum outstanding tranche size of $50 million for senior tranches and $10 million for mezzanine and subordinated tranches. Qualifying commercial mortgage backed securities must have a fixed coupon schedule, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group that is greater than or equal to 10% of the original deal size and at least $50 million current amount outstanding for senior tranches and $25 million current amount outstanding for mezzanine and subordinated tranches. Fixed-to-floating rate securities qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Floating rate securities are excluded.

5

Growth of a $10,000 Investment (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

* If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

** The Fund commenced operations on December 15, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on

Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 5.

6

Portfolio of Investments — as of October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value

Residential Mortgage-Backed Obligations — 39.0%
	Adjustable Rate Mortgage Trust
$789,226	2.583%, 04/25/35 (A)	$763,104
	Alternative Loan Trust
8,847,200	6.000%, 12/25/34	8,802,957
1,591,530	5.750%, 10/25/33	1,656,106
618,530	5.750%, 01/25/35	624,993
640,954	5.500%, 02/25/25	657,175
2,089,517	5.500%, 07/25/33	2,102,686
1,193,809	5.500%, 04/25/34	1,231,545
	American Home Mortgage Investment Trust
3,339	2.069%, 10/25/34 (A) (E)	3,083
	Banc of America Alternative Loan Trust
1,006,874	6.000%, 10/25/34	1,039,936
1,679,092	5.500%, 10/25/33	1,756,460
6,008,888	5.500%, 12/25/33	6,157,128
3,259,108	5.250%, 07/25/35	2,989,634
	Banc of America Funding Trust
2,397,069	5.750%, 11/25/35	2,456,616
683,656	5.500%, 11/25/34	693,639
50,875	5.500%, 08/25/35	51,423
665,918	2.696%, 12/20/34 (A)	595,058
430,242	2.501%, 11/20/34 (A)	416,229
	Banc of America Mortgage Trust
1,123,228	2.669%, 02/25/35 (A)	1,096,022
	Bear Stearns Adjustable Rate Mortgage Trust
130,182	2.767%, 01/25/35 (A)	129,019
223,143	2.679%, 04/25/34 (A)	216,052
4,866,807	2.550%, 02/25/36 (A)	3,827,635
	Chase Mortgage Finance Trust
2,228,266	2.468%, 03/25/37 (A)	2,072,559
	CHL Mortgage Pass-Through Trust
1,758,671	5.500%, 10/25/35	1,644,277
1,283,853	2.608%, 08/25/34 (A)	1,127,006
	Citicorp Mortgage Securities
512,054	6.000%, 08/25/36	517,087
	Citigroup Mortgage Loan Trust
3,846,063	2.740%, 11/25/35 (A) (B)	3,408,512
4,819,363	2.736%, 08/25/35 (A)	4,677,919
968,968	2.682%, 09/25/34 (A) (B)	876,927
1,942,334	2.588%, 05/25/35 (A)	1,890,933
1,134,599	2.510%, 10/25/35 (A)	1,124,080
	CitiMortgage Alternative Loan Trust
4,142,047	6.000%, 09/25/36	3,707,474

The accompanying notes are an integral part of the financial statements.

7

Portfolio of Investments — as of October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value

Residential Mortgage-Backed Obligations — 39.0% (continued)
	Countrywide Alternative Loan Trust
$3,318,173	5.750%, 04/25/37	$3,000,831
727,402	5.500%, 08/25/34	768,621
697,998	5.500%, 04/25/36	678,578
2,400,767	0.391%, 05/25/35 (A)	1,983,476
	Countrywide Home Loan Mortgage Pass-Through Trust
437,024	3.226%, 01/20/35 (A)	426,143
951,487	2.665%, 11/20/35 (A)	889,841
253,642	2.421%, 09/20/34 (A)	242,090
2,870,187	0.451%, 04/25/35 (A)	2,494,313
	Credit Suisse First Boston Mortgage Securities
3,816,491	5.500%, 11/25/35	3,504,763
2,383,446	5.250%, 11/25/20	2,395,114
	Credit Suisse Mortgage Capital Mortgage-Backed Trust
2,656,224	6.500%, 10/25/21	2,243,902
	Credit Suisse Mortgage Trust
3,300,000	5.435%, 06/27/34 (A) (B)	3,017,956
1,000,000	4.346%, 03/15/17	989,713
	Deutsche Alt-A Securities Mortgage Loan Trust
1,245,462	5.500%, 11/25/35 (A)	1,191,330
4,452,750	5.500%, 12/25/35	3,755,853
810,105	5.250%, 06/25/35	813,779
	FDIC Trust
320,229	4.500%, 10/25/18 (B)	320,852
	FHLMC Structured Agency Credit Risk Debt Notes
5,600,000	4.447%, 11/25/23 (A)	5,571,826
8,375,000	3.497%, 10/25/27 (A)	7,902,362
	FNMA Connecticut Avenue Securities
1,500,000	5.744%, 04/25/28 (A)	1,522,029
	GMAC Mortgage Loan Trust
229,569	5.000%, 11/25/33	230,661
1,319,950	2.979%, 07/19/35 (A)	1,247,231
968,324	2.759%, 06/19/35 (A)	937,803
	GSR Mortgage Loan Trust
2,186,837	6.000%, 09/25/36	1,808,058
971,223	2.815%, 12/25/34 (A)	936,590
660,489	2.737%, 12/25/34 (A)	655,103
1,375,772	2.690%, 09/25/35 (A)	1,386,936
272,078	2.467%, 07/25/35 (A)	257,147
	HarborView Mortgage Loan Trust
368,528	2.571%, 05/19/34 (A)	366,754
	IndyMac Index Mortgage Loan Trust
3,174,375	2.606%, 08/25/35 (A)	2,588,372
2,838,515	0.821%, 07/25/45 (A)	2,455,156

The accompanying notes are an integral part of the financial statements.

8

Portfolio of Investments — as of October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value

Residential Mortgage-Backed Obligations — 39.0% (continued)
	JPMorgan Alternative Loan Trust
$2,162,839	4.592%, 03/25/36 (A)	$1,762,660
5,536,912	2.506%, 03/25/36 (A)	4,798,133
	JPMorgan Mortgage Trust
6,404,887	6.000%, 01/25/36	5,611,628
1,856,133	5.750%, 03/25/37	1,521,420
2,350,421	3.541%, 03/25/43 (A) (B)	2,328,717
1,836,824	2.582%, 02/25/36 (A)	1,624,357
	JPMorgan Resecuritization Trust
3,017,007	2.737%, 06/27/34 (A) (B)	2,734,132
	Lehman Mortgage Trust
1,536,935	5.500%, 02/25/36	1,482,468
954,632	0.697%, 01/25/36 (A)	619,960
	MASTR Adjustable Rate Mortgages Trust
4,005,698	2.683%, 03/25/35 (A)	3,460,499
2,404,932	2.592%, 04/25/36 (A)	2,315,765
	MASTR Alternative Loan Trust
2,046,694	6.000%, 06/25/34	2,120,760
3,831,597	6.000%, 09/25/34	4,018,447
1,459,164	5.500%, 06/25/34	1,518,357
1,281,409	5.250%, 11/25/33	1,329,145
	Merrill Lynch Alternative Note Asset Trust
3,568,712	6.000%, 03/25/37	2,663,883
	Morgan Stanley Mortgage Loan Trust
1,243,382	6.000%, 06/25/36	1,097,749
1,967,212	6.000%, 08/25/36	1,805,995
447,800	5.500%, 11/25/35	455,138
	National City Mortgage Capital Trust
1,029,997	6.000%, 03/25/38	1,078,499
	New York Mortgage Trust
2,059,262	2.619%, 05/25/36 (A)	1,863,200
	RALI Trust
586,531	5.500%, 06/25/34	606,233
	Residential Asset Securitization Trust
3,192,766	6.000%, 06/25/37	2,842,416
5,535,760	5.375%, 07/25/35	4,950,112
	RFMSI Trust
1,296,820	5.750%, 01/25/36	1,332,670
	Starwood Retail Property Trust
3,785,000	3.620%, 11/15/27	3,551,931
	Structured Adjustable Rate Mortgage Loan Trust
414,887	2.618%, 09/25/34 (A)	410,665
891,408	2.455%, 11/25/34 (A)	879,554
2,465,469	0.491%, 07/25/35 (A)	1,776,416

The accompanying notes are an integral part of the financial statements.

9

Portfolio of Investments — as of October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value

Residential Mortgage-Backed Obligations — 39.0% (continued)
	Structured Asset Securities Mortgage Pass-Through Certificates
$2,068,036	5.750%, 11/25/34	$2,155,467
	Structured Asset Securities Trust
833,585	5.500%, 02/25/35	850,257
	Washington Mutual Mortgage Pass-Through Certificates
2,231,430	6.000%, 03/25/36	2,078,355
583,453	5.500%, 07/25/34	605,991
3,774,084	2.496%, 09/25/35	3,646,149
2,864,546	2.198%, 09/25/46 (A)	2,608,106
1,730,146	2.053%, 05/25/37 (A)	1,497,548
3,388,338	1.948%, 01/25/47 (A)	3,052,162
548,684	0.897%, 04/25/47 (A)	462,562
	Wells Fargo Mortgage-Backed Securities Trust
2,962,531	6.000%, 01/25/36	3,027,273
684,823	5.500%, 11/25/35	698,003
1,652,203	5.500%, 01/25/36	1,681,084
8,388	2.735%, 10/25/33 (A)	8,434
33,837	2.695%, 12/25/33 (A)	33,941
233,937	2.638%, 02/25/34 (A)	234,105

	Total Residential Mortgage-Backed Obligations
	(Cost $196,258,108)	200,096,803

Asset-Backed Securities — 37.1%
	AIM Aviation Finance
1,809,524	4.750%, 02/15/40 (B)	1,633,095
	American Homes 4 Rent
1,460,000	6.424%, 10/17/45	1,472,839
2,070,000	6.231%, 10/17/36 (B)	2,151,291
1,349,000	6.070%, 10/17/45	1,340,774
4,625,000	3.500%, 06/17/31 (A) (B)	4,424,846
300,000	2.750%, 06/17/31 (A) (B)	286,839
	Ascentium Equipment Receivables
1,300,000	3.100%, 06/10/21 (B)	1,315,556
	Axis Equipment Finance Receivables LLC
999,888	6.410%, 10/22/18 (B)	1,017,006
	CAM Mortgage Trust
6,880,000	4.750%, 07/15/64 (A) (B)	6,845,261
	CarFinance Capital Auto Trust
3,500,000	5.490%, 01/18/22 (B)	3,503,456
	Carnow Auto Receivables Trust
8,590,000	6.850%, 05/17/21 (B)	8,606,891
	CarNow Auto Receivables Trust
4,700,000	5.530%, 01/15/20 (B)	4,710,823

	Castlelake Aircraft Securitization Trust

2,914,055	5.250%, 02/15/29 (B)	2,928,625

The accompanying notes are an integral part of the financial statements.

10

Portfolio of Investments — as of October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value

Asset-Backed Securities — 37.1% (continued)
	CFC LLC
$2,000,000	5.930%, 08/15/19 (B)	$2,065,540
1,600,000	5.360%, 11/15/21 (B)	1,616,458
	Colony American Finance
2,986,000	6.560%, 10/15/47 (B)	2,972,450
3,000,000	5.649%, 10/15/47 (B)	2,947,298
	Colony American Homes
2,000,000	3.545%, 07/17/31 (A) (B)	1,871,972
	Countrywide Asset-Backed Certificates
2,177,774	5.023%, 05/25/35	2,179,555
	CPS Auto Receivables Trust
1,000,000	6.760%, 03/15/21 (B)	999,741
2,500,000	6.540%, 08/16/21 (B)	2,506,046
1,100,000	6.380%, 05/17/21 (B)	1,086,928
2,130,000	6.220%, 08/15/22 (B)	2,076,562
2,000,000	6.210%, 02/15/22 (B)	1,964,604
3,000,000	6.190%, 05/16/22 (B)	2,995,116
1,000,000	5.910%, 11/15/21 (B)	975,396
800,000	5.850%, 08/16/21 (B)	783,195
1,200,000	4.620%, 05/15/20 (B)	1,154,155
	DB Master Finance
3,980,000	3.980%, 02/20/45 (B)	3,985,359
	DT Auto Owner Trust
5,110,000	4.530%, 10/17/22 (B)	5,121,957
4,180,000	4.470%, 11/15/21 (B)	4,197,236
1,055,000	4.260%, 02/15/22 (B)	1,060,508
2,080,000	4.250%, 02/15/22 (B)	2,073,283
2,515,000	3.980%, 01/15/21 (B)	2,541,537
2,600,000	3.680%, 04/15/21 (B)	2,582,575
	Element Comm Aviation
9,000,000	0.000%, 03/15/40	8,820,000
	FAN Engine Securitization
4,899,141	4.625%, 10/15/43 (B)	4,914,182
	First Franklin Mortgage Loan Trust
556,835	0.347%, 07/25/36 (A)	525,743
	First Investors Auto Owner Trust
1,890,000	5.590%, 11/15/22 (B)	1,903,566
945,000	3.470%, 02/15/21 (B)	942,550

	Flagship Credit Auto Trust
5,000,000	7.120%, 11/15/22 (B)	4,998,314
3,000,000	6.180%, 02/15/22 (B)	3,026,268
6,000,000	5.980%, 08/15/22 (B)	5,852,763
1,250,000	5.710%, 08/16/21 (B)	1,243,109
4,000,000	5.260%, 07/15/21 (B)	3,957,796
1,500,000	4.830%, 06/15/20 (B)	1,495,221

The accompanying notes are an integral part of the financial statements.

11

Portfolio of Investments — as of October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value

Asset-Backed Securities — 37.1% (continued)
	GCA Holdings
$705,357	7.500%, 01/05/30	$705,357
1,941,964	6.000%, 01/05/30	1,941,964
3,160,000	0.632%, 01/05/30 (C)	1,805,777
	Global Container Assets
1,020,726	4.500%, 02/05/30 (B)	1,031,685
	Invitation Homes Trust
1,875,000	2.947%, 09/17/31 (A) (B)	1,851,068
3,000,000	2.900%, 12/17/30 (A) (B)	2,865,152
	Key Resorts
2,574,502	5.870%, 03/17/31 (B)	2,548,131
	LEAF Receivables Funding 10
4,470,000	6.000%, 06/15/23 (B)	4,301,606
	LEAF Receivables Funding 9
2,325,000	6.000%, 09/15/21 (B)	2,379,435
	OneMain Financial Issuance Trust
3,400,000	6.630%, 03/18/26 (B)	3,490,202
1,000,000	5.820%, 11/20/28 (B)	999,880
5,070,000	5.640%, 07/18/25 (B)	5,033,040
5,470,000	5.310%, 09/18/24 (B)	5,428,647
	Presitige Auto Receivables Trust
4,000,000	4.670%, 01/17/22	3,993,379
	Rise
895,833	6.500%, 02/15/39 (A)	895,833
	Shenton Aircraft Investment I
5,332,000	5.750%, 10/15/42 (B)	5,318,137
	Sierra Timeshare Receivables Funding
353,313	9.310%, 07/20/28 (B)	377,466
	Springleaf Funding Trust
4,000,000	6.310%, 11/15/24 (B)	4,010,631
	Structured Asset Securities Mortgage Loan Trust
1,068,765	0.487%, 06/25/35 (A)	974,670
	Tidewater Auto Receivables Trust
3,200,000	3.570%, 05/15/21 (B)	3,187,929
	Trade MAPS 1
4,000,000	5.196%, 12/10/18 (A) (B)	3,988,760

	TSTC
4,000,000	6.989%, 08/24/17 (A)	4,000,000
	Westgate Resorts
225,228	9.000%, 01/20/25 (B)	226,197
848,318	6.250%, 10/20/26 (B)	846,197
697,316	5.500%, 12/20/26 (B)	695,991

	Total Asset-Backed Securities
	(Cost $191,537,733)	190,571,419

The accompanying notes are an integral part of the financial statements.

12

Portfolio of Investments — as of October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value

Commercial Mortgage-Backed Obligations — 20.7%
	A10 Securitization
$290,000	6.230%, 11/15/27 (B)	$298,869
965,000	5.120%, 11/15/27 (B)	977,793
2,146,000	4.990%, 04/15/34 (B)	2,115,257
	BAMLL Commercial Mortgage Securities Trust
1,500,000	5.196%, 01/15/28 (A) (B)	1,471,875
	BXHTL Mortgage Trust
2,450,000	8.395%, 05/15/18	2,450,000
	CGBAM Commercial Mortgage Trust
6,000,000	3.196%, 02/15/31 (A) (B)	5,995,553
	Commercial Mortgage Trust
5,000,000	5.645%, 12/10/44 (A) (B)	5,051,437
1,400,000	5.644%, 12/10/44 (A)	1,539,925
1,000,000	5.019%, 08/15/45 (A) (B)	964,821
2,540,000	3.946%, 05/13/31 (A) (B)	2,525,645
3,500,000	3.296%, 06/15/34 (A) (B)	3,478,131
	Credit Suisse Commercial Mortgage Trust
3,930,000	5.869%, 09/15/40 (A)	4,008,600
	Credit Suisse Mortgage Capital Trust
4,180,000	4.196%, 04/15/29 (A) (B)	4,131,330
	DBUBS Mortgage Trust
1,350,000	5.731%, 01/10/21 (A) (B)	1,437,713
	Del Coronado Trust
3,000,000	5.196%, 03/15/18 (A) (B)	3,000,000
	Extended Stay America Trust
2,928,000	5.521%, 12/05/31 (A) (B)	2,945,491
	GP Portfolio Trust
2,500,000	4.026%, 02/15/27 (A) (B)	2,469,825
	GS Mortgage Securities Trust
20,460,000	5.989%, 08/10/45 (A)	20,421,163
	Hilton USA Trust
3,995,000	4.453%, 11/05/30 (A) (B)	4,022,463
375,000	4.407%, 11/05/30 (B)	375,940

	JPMorgan Chase Commercial Mortgage Securities Trust
2,937,000	6.213%, 06/15/43 (A) (B)	3,116,401
3,000,000	5.323%, 08/15/46 (A) (B)	3,119,939
2,000,000	5.021%, 01/12/37 (A)	1,995,480
5,100,000	4.696%, 07/15/36 (A) (B)	5,107,879
	Morgan Stanley Capital I Trust
2,500,000	3.828%, 02/05/35 (A) (B)	2,154,618
	Motel 6 Trust
4,799,419	8.230%, 02/05/20 (B)	4,825,336
2,000,000	5.000%, 02/05/30 (B)	1,896,091

	RBS Commercial Funding Trust
2,000,000	3.704%, 03/11/31 (A) (B)	1,789,076

The accompanying notes are an integral part of the financial statements.

13

Portfolio of Investments — as of October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount/Shares	Description	Value

Commercial Mortgage-Backed Obligations — 20.7% (continued)
	SCG Trust
$3,300,000	3.446%, 11/15/26 (A) (B)	$3,309,485
	Wells Fargo Commercial Mortgage Trust
5,800,000	3.789%, 12/15/47	6,060,287
	WF-RBS Commercial Mortgage Trust
1,072,724	5.551%, 03/15/44 (A) (B)	1,129,702
2,068,235	5.469%, 02/15/44 (A) (B)	2,192,171

	Total Commercial Mortgage-Backed Obligations
	(Cost $104, 239,028)	106,378,296

Municipal Bond — 0.5%
	Michigan State, Tobacco Settlement Financing Authority, RB
3,215,000	7.309%, 06/01/34	2,794,799

	Total Municipal Bond
	(Cost $2,794,330)	2,794,799

Short-Term Investment — 3.2%
	Dreyfus Treasury Prime Cash Management, Institutional Class, 0.000% (D)
16,576,015	(Cost $16,576,015)	16,576,015

	Total Investments — 100.5%
	(Cost $511,405,214)	516,417,332
	Other Assets and Liabilities, net — (0.5)%	(2,807,956)

	Net Assets — 100.0%	$513,609,376

(A)	Variable rate security - Rate disclosed is the rate in effect on October 31, 2015.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(C)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(D)	The rate shown is the 7-day effective yield as of October 31, 2015.
(E)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Fund. The total value of such security as of October 31, 2015, was $3,083 and represented 0.0% of net assets.

FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
LLC	Limited Liability Company
RB	Revenue Bond

The accompanying notes are an integral part of the financial statements.

14

Portfolio of Investments — as of October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund — concluded

Allocation Summary at October 31, 2015

Residential Mortgage-Backed Obligations	39.0%
Asset-Backed Securities	37.1
Commercial Mortgage-Backed Obligations	20.7
Short-Term Investment	3.2
Municipal Bond	0.5

Total Investments	100.5
Other Assets and Liabilities, net	(0.5)

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

15

Statement of Assets and Liabilities

October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund

ASSETS
Investments at cost	$511,405,214

Investments at value	$516,417,332
Interest receivable	1,672,109
Receivable for securities sold	633,033
Prepaid expenses	17,513

TOTAL ASSETS	518,739,987

LIABILITIES
Payable for securities purchased	4,998,314
Administrative fees payable (Note 4)	52,126
Trustees’ fees payable	3,574
Chief Compliance Officer fees payable (Note 3)	1,886
Other accounts payable and accrued expenses	74,711

TOTAL LIABILITIES	5,130,611

NET ASSETS	$513,609,376

NET ASSETS CONSIST OF:
Paid-in capital	$503,940,420
Undistributed net investment income	382,861
Accumulated net realized gain on investments	4,273,977
Net unrealized appreciation on investments	5,012,118

NET ASSETS	$513,609,376

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$513,609,376

Outstanding shares of beneficial interest (unlimited authorization - no par value)	45,389,363

Net asset value, offering and redemption price per share	$11.32

The accompanying notes are an integral part of the financial statements.

16

Statement of Operations

For the year ended October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund

INVESTMENT INCOME
Interest	$26,186,735

26,186,735

Expenses
Administrative fees (Note 4)	596,105
Trustees’ fees and expenses	13,273
Chief Compliance Officer fees	5,995
Transfer agent fees and expenses	35,987
Registration fees	34,217
Legal fees	28,389
Audit and tax services fees	25,706
Custodian fees and expenses	20,068
Shareholder reporting expenses	15,123
Miscellaneous expenses	48,119

Total expenses	822,982

Net investment income	25,363,753

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	2,948,571
Net change in unrealized depreciation on investments	(8,259,779)

Net realized and unrealized loss on investments	(5,311,208)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,052,545

The accompanying notes are an integral part of the financial statements.

17

Statements of Changes in Net Assets

Loomis Sayles Full Discretion Institutional Securitized Fund

	Year Ended October 31, 2015	Year Ended October 31, 2014
FROM OPERATIONS:
Net investment income	$25,363,753	$23,266,891
Net realized gain on investments	2,948,571	3,156,752
Net change in unrealized appreciation/(depreciation) on investments	(8,259,779)	1,608,625

Net increase in net assets resulting from operations	20,052,545	28,032,268

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(23,653,821)	(22,062,561)
Realized gains	(4,365,793)	(6,771,850)

Total distributions	(28,019,614)	(28,834,411)

CAPITAL SHARE TRANSACTIONS (1):
Issued	34,360,000	84,155,000
Issued in connection with in-kind transfer*	—	20,465,179
Reinvestment of distributions	28,019,614	28,834,412
Redeemed	(14,477,516)	(18,658,574)

Net increase in net assets from capital share transactions	47,902,098	114,796,017

Net increase in net assets	39,935,029	113,993,874
NET ASSETS:
Beginning of the year	473,674,347	359,680,473

End of the year	$513,609,376	$473,674,347

UNDISTRIBUTED NET INVESTMENT INCOME	$382,861	$1,318

*	See Note 10 in Notes to Financial Statements.
(1)	For share transactions, see Note 6 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

18

[This Page Intentionally Left Blank]

Financial Highlights

For a share outstanding throughout the years or period

Loomis Sayles Full Discretion Institutional Securitized Fund

	Net asset value, beginning of the year or period	Net investment income (a)	Net realized and unrealized gain/(loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Institutional Class
10/31/15	$11.50	$0.58	$(0.11)	$0.47	$(0.54)	$(0.11)	$(0.65)
10/31/14	11.51	0.62	0.14	0.76	(0.58)	(0.19)	(0.77)
10/31/13	11.61	0.69	0.18	0.87	(0.62)	(0.35)	(0.97)
10/31/12*	10.00	0.92	1.41	2.33	(0.72)	—	(0.72)

*	The Fund commenced operations on December 15, 2011.
(a)	Per share net investment income has been calculated using the average shares outstanding during the year or period.
(b)	Had certain expenses not been waived/reimbursed during the year or period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the year or period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.

20

Net asset value, end of the year or period	Total return (%) (b)	Net assets, end of the year or period (000’s)	Ratio of expenses to average net assets (%) (c)(d)	Ratio of expenses to average net assets (excluding reimbursements (%) (d)	Ratio of net investment income to average net assets (%) (d)	Portfolio turnover rate (%)

$11.32	4.17	$513,609	0.17	0.17	5.10	37
11.50	6.84	473,674	0.17	0.17	5.35	27
11.51	7.83	359,680	0.19	0.20	5.95	44
11.61	24.02	225,938	0.10	0.33	9.52	56

The accompanying notes are an integral part of the financial statements.

21

Notes to Financial Statements

October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund

1. Organization. The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 57 funds. The financial statements herein are those of the Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”). The Fund is non-diversified and its investment objective is to provide current income and the potential for total return. The Fund commenced operations on December 15, 2011. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2. Significant Accounting Policies. The following is a summary of the significant accounting policies followed by the Fund:

a. Use of Estimates. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

b. Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies

22

Notes to Financial Statements

October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund

designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair

23

Notes to Financial Statements

October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund

value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2015, at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Residential Mortgage-Backed Obligations	$—	$200,093,720	$3,083	$200,096,803
Asset-Backed Securities	—	166,925,732	23,645,687	190,571,419
Commercial Mortgage-Backed Obligations	—	104,906,421	1,471,875	106,378,296
Municipal Bond	—	2,794,799	—	2,794,799
Short-Term Investment	16,576,015	—	—	16,576,015

Total Investments in Securities	$16,576,015	$474,720,672	$25,120,645	$516,417,332

24

Notes to Financial Statements

October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund

The following is a reconciliation of Level 3 assets for which unobservable inputs were used to determine fair value. As of October 31, 2015, with the exception of American Home Mortgage Investment Trust, all Level 3 investments’ fair value is based on 3rd party pricing information from independent brokers without adjustment. American Home Mortgage Investment Trust is an odd lot holding. Fair value on odd lot holdings are based on a liquidity discount ranging between 1% - 2.5% on the available vendor price.

	Investments in Residential Mortgage-Backed Obligations	Investments in Asset-Backed Securities	Investments in Commercial Mortgage-Backed Obligations	Total Investments
Beginning balance as of November 1, 2014	$—	$7,953,262	$—	$7,953,262
Accrued discounts/premiums	—	95,650	—	95,650
Realized gain/(loss)	—	329,621	—	329,621
Change in unrealized appreciation/(depreciation)	—	(1,448,727)	(28,125)	(1,476,852)
Purchases	—	21,958,479	1,500,000	23,458,479
Sales	—	(5,242,598)	—	(5,242,598)
Net transfer into Level 3	3,083	—	—	3,083
Net transfer out of Level 3	—	—	—	—

Ending balance as of October 31, 2015	$3,083	$23,645,687	$1,471,875	$25,120,645

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$23	$(1,258,377)	$(28,125)	$(1,286,479)

For the year ended October 31, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2015, there were transfers between Level 2 and Level 3 assets and liabilities due to changes in the availability of observable inputs used to determine fair value. All transfers, if any, are recognized by the Fund at the end of each year.

For the year ended October 31, 2015, there have been no significant changes to the Fund’s fair value methodologies.

25

Notes to Financial Statements

October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund

c. Federal and Foreign Income Taxes. It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Fund did not incur any significant interest or penalties.

d. Security Transactions and Investment Income. Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

e. Expenses. Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative net assets.

f. Dividends and Distributions to Shareholders. The Fund declares its dividends monthly and distributes its net investment income, if any, at least monthly and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

26

Notes to Financial Statements

October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund

3. Transactions with Affiliates. Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements. The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For year ended October 31, 2015, the Fund paid $596,105 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

State Street Bank & Trust Company serves as transfer agent and Boston Financial Data Services, Inc. (“BFDS”) serves as the servicing agent for the Fund under transfer agency agreements with the Trust.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. Investment Advisory Agreement. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser (the “Adviser”) to the Fund. Under the terms of the management agreement, the Fund does not pay a management fee. Shares of the Fund are only available to institutional advisory clients of the Adviser. The institutional advisory clients of the Adviser pay the Adviser or its affiliates a fee for their investment advisory services outside of the Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and

27

Notes to Financial Statements

October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund

expenses, and extraordinary expenses) from exceeding 0.20% of the Fund’s Institutional Class Shares’ average daily net assets. This Agreement may only be terminated by the Board.

6. Capital Shares.

	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Issued	3,003,975	7,296,960
Issued in connection with in-kind transfer**	—	1,762,065
Reinvestment of distributions	2,455,847	2,514,372
Redeemed	(1,268,754)	(1,612,310)

Net share transactions	4,191,068	9,961,087

**	See Note 10.

7. Investment Transactions. The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2015, were as follows:

	U.S. Government	Other
Purchases	$3,998,510	$197,564,830
Sales	4,381,182	156,273,001

8. Federal Tax Information. The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

28

Notes to Financial Statements

October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund

The following permanent differences relating to paydown adjustments and reclassification of income on asset-backed security transactions have been reclassified to/from the following accounts during the year ended October 31, 2015:

Decrease in Undistributed Net Investment Income	Increase in Accumulated Net Realized Gain
$(1,328,389)	$1,328,389

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions for the Fund declared during the year ended October 31, 2015 and the year ended October 31, 2014 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2015	$24,485,401	$3,534,213	$28,019,614
2014	23,977,336	4,857,075	28,834,411

As of October 31, 2015, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$2,432,861
Undistributed Long-Term Capital Gain	4,213,364
Net Unrealized Appreciation	5,012,118
Other Temporary Differences	(1,989,387)

Total Distributable Earnings	$9,668,956

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund at October 31, 2015, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$511,405,214	$10,101,920	$(5,089,802)	$5,012,118

9. Concentration/Risks. Due to the Fund’s concentration in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries, events that affect an industry or industries within this group will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. While the Fund will invest more than 25% of its

29

Notes to Financial Statements

October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund

assets in, collectively, the asset-backed, commercial mortgage-backed and residential mortgage-backed securities industries, it is expected that the Fund’s investments in any one or more of these industries may, from time to time, be significantly greater than 25%.

As with most funds that invest in fixed income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund’s share price to fall.

The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

10. In-Kind Transfers. During the year ended October 31, 2014, the Fund issued shares of beneficial interest in exchange for securities. The securities were transferred at their then current value on the date of transaction.

Transaction Date	Shares Issued	Value
2/27/2014	1,762,065	$20,298,986
7/29/2014	14,315	166,193

		$20,465,179

11. Other. At October 31, 2015, 18% of Institutional Class total shares outstanding were held by one record related party shareholder owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

12. Subsequent Events. The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

The Advisors’ Inner Circle Fund and the Shareholders of

Loomis Sayles Full Discretion Institutional Securitized Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Full Discretion Institutional Securitized Fund (one of the funds constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 24, 2015

31

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

32

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-343-2029. The following chart lists Trustees and Officers as of October 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

33

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President - Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

34

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

4	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund

35

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012- present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014- present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL 35 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

36

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Other Directorships Held by Officer

None.
None.
None.
None.
None.

37

DISCLOSURE OF FUND EXPENSES (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2015 to October 31, 2015).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

38

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Loomis Sayles Full Discretion Institutional Securitized Fund

Institutional Class	Beginning Account Value 5/1/2015	Ending Account Value 10/31/2015	Expenses Paid During Period*
Actual	$1,000.00	$1,012.00	$0.81
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.40	$0.82

*	Expenses are equal to the Fund’s annualized expense ratio, 0.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

39

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 20, 2015 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the

40

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund

Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding the Fund’s

41

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund

performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser Loomis Sayles Full Discretion Institutional Securitized Fund provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. In this regard, the Trustees noted that there was no advisory fee charged to the Fund. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered the “fall-out” or ancillary benefits to the Adviser as a result of its relationship with the Fund, including the receipt of investment advisory fees by the Adviser or its affiliates from their institutional advisory clients that invest in the Fund. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation arrangement with the Fund.

42

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

October 31, 2015

Loomis Sayles Full Discretion Institutional Securitized Fund

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. In this regard, the Trustees noted that no advisory fees are charged to the Fund. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

43

Notice to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

For shareholders that do not have an October 31, 2015 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2015, the Fund is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
12.65%	87.35%	100.00%	0.00%	0.00%	0.00%	98.14%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

44

LOOMIS SAYLES FULL DISCRETION

INSTITUTIONAL SECURITIZED FUND

c/o Boston Financial Data Services, Inc.

P.O. Box 8530

Boston, Massachusetts 02266-8530

Adviser:

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111-2621

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$116,100	$0	$0	$112,800	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$25,000	$0	$0
(d)	All Other Fees	$0	$0	$4,000	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$723,360	N/A	N/A	$595,010	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$130,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$72,450	N/A	N/A	$34,500	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$110,000	N/A	N/A	$110,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $29,000 and $25,000 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $55,300 and $79,100 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $72,450 and $34,500 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: January 8, 2016

*	Print the name and title of each signing officer under his or her signature.